Exhibit 99.2

Contact:	FOR RELEASE:
Richard E. Moran Jr.	October 27, 2008
Executive Vice President
and Chief Financial Officer
(310) 481-8483
or
Tyler H. Rose
Senior Vice President
and Treasurer
(310) 481-8484

KILROY REALTY CORPORATION REPORTS

THIRD QUARTER FINANCIAL RESULTS

LOS ANGELES, October 27, 2008 – Kilroy Realty Corporation (NYSE: KRC) today reported financial results for its third quarter ended September 30, 2008 with net income available for common stockholders of $13.2 million, or $0.40 per share, compared to $9.0 million, or $0.28 per share, in the third quarter of 2007. Revenues from continuing operations in the third quarter totaled $77.1 million, up from $65.1 million in the prior year’s third quarter. Funds from operations (FFO) for the period totaled $34.5 million, or $1.00 per share, compared to $28.2 million, or $0.81 per share, in the year-earlier period.

For the first nine months of 2008, KRC reported net income available for common stockholders of $28.6 million, or $0.88 per share, compared to $38.6 million, or $1.19 per share, in the first nine months of 2007. Revenues from continuing operations in the nine-month period totaled $217.5 million, up from $188.7 million in the same period of 2007. FFO in the first nine months of 2008 totaled $91.8 million, or $2.64 per share, compared to $80.9 million, or $2.33 per share, in first nine months of 2007.

Included in the results for the nine months ended September 30, 2008 is an approximate $4.9 million net lease termination fee related to an early termination agreement the company entered into with Intuit Inc. (“Intuit”). The lease that was terminated encompassed approximately 90,000 rentable square feet of office space. Intuit had an option to early terminate this lease in 2010 and the lease was scheduled to expire in 2014. Also included in the results for the nine months ended September 30, 2008 is approximately $2.7 million of non-cash rental revenue related to the termination of the company’s lease with Favrille, Inc. (“Favrille”). In July 2008, the company and Favrille entered into an agreement to terminate this lease effective August 31, 2008. The non-cash rental revenue recognized for the quarter primarily represents the unamortized deferred revenue balance related to tenant-funded tenant improvements for this lease at the lease termination date. All per-share amounts in this report are presented on a diluted basis.

“KRC reported solid financial results for the third quarter, despite the uncertainty about the direction of the economy and the turmoil in global credit markets,” said John B. Kilroy, Jr., the company’s president and chief executive officer. “We remain focused on the fundamentals of our business, including leasing, delivering our in-process development, and maintaining a strong, flexible financial position.”

During the third quarter, KRC added two properties, which are 100% leased, to its stabilized portfolio, a newly developed 146,000 square-foot office building located along the I-15 corridor in San Diego County and a newly redeveloped 107,000 square-foot office building in El Segundo. The two properties represent a total estimated new investment of approximately $66 million.

KRC has three additional properties currently under development, all located in submarkets of San Diego County. The three properties encompass approximately 254,000 square feet of rentable space and represent a total estimated investment of approximately $111 million, of which $90 million has been spent to date. They are 58% leased.

The company also has one redevelopment project underway totaling approximately 104,000 square feet. This project has a total estimated incremental investment of approximately $10 million and is 19% leased.

2

Updated earnings guidance for 2008 will be discussed by KRC management during the company’s October 28, 2008 earnings conference call. The call will begin at 11:00 a.m. Pacific time and last approximately one hour. Those interested in listening via the Internet can access the conference call at www.kilroyrealty.com. Please go to the website 15 minutes before the call and register. It may be necessary to download audio software to hear the conference call. Those interested in listening via telephone can access the conference call at (888) 679-8035, reservation #84755372. A replay of the conference call will be available via phone through November 11, 2008 at (888) 286-8010, reservation #62289237, or via the Internet at the company’s website.

Some of the information presented in this release is forward looking in nature within the meaning of the Private Securities Litigation Reform Act of 1995. Although Kilroy Realty Corporation believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, there can be no assurance that its expectations will be achieved. Certain factors that could cause actual results to differ materially from Kilroy Realty’s expectations are set forth as risk factors in the company’s Securities and Exchange Commission reports and filings. Included among these factors are changes in general economic conditions, including changes in the economic conditions affecting industries in which its principal tenants compete; Kilroy Realty’s ability to timely lease or re-lease space at current or anticipated rents; changes in interest rates; changes in operating costs, including utility costs; future demand for its debt and equity securities; its ability to refinance its debt on reasonable terms at maturity; its ability to complete current and future development projects on schedule and on budget; the demand for office space in markets in which Kilroy Realty has a presence; and risks detailed from time to time in the company’s SEC reports, including quarterly reports on Form 10-Q, current reports on Form 8-K and annual reports on Form 10-K. Many of these factors are beyond Kilroy Realty’s ability to control or predict. Forward-looking statements are not guarantees of performance. For forward-looking statements herein, Kilroy Realty claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

3

Kilroy Realty Corporation, a member of the S&P Small Cap 600 Index, is a Southern California-based real estate investment trust active in the office and industrial property sectors. For over 60 years, the company has owned, developed, acquired and managed real estate assets primarily in the coastal regions of Los Angeles, Orange and San Diego counties. Kilroy Realty currently has an in-process development and redevelopment pipeline of approximately 358,000 square feet. At September 30, 2008, the company owned 8.3 million rentable square feet of commercial office space and 3.9 million rentable square feet of industrial space. More information is available at www.kilroyrealty.com.

###

4

KILROY REALTY CORPORATION

SUMMARY QUARTERLY RESULTS

(unaudited, in thousands, except per share data)

	Three Months Ended September 30, 2008	Three Months Ended September 30, 2007	Nine Months Ended September 30, 2008	Nine Months Ended September 30, 2007
Revenues from continuing operations	$77,100	$65,117	$217,531	$188,731
Revenues including discontinued operations	$77,100	$67,921	$217,730	$196,628
Net income available for common stockholders (1)	$13,176	$9,028	$28,621	$38,601
Weighted average common shares outstanding - basic	32,339	32,373	32,382	32,364
Weighted average common shares outstanding - diluted	32,535	32,502	32,533	32,491
Net income per share of common stock - basic	$0.41	$0.28	$0.88	$1.19
Net income per share of common stock - diluted	$0.40	$0.28	$0.88	$1.19
Funds From Operations (2), (3)	$34,510	$28,212	$91,770	$80,911
Weighted average common shares/units outstanding - basic (4)	34,470	34,621	34,552	34,614
Weighted average common shares/units outstanding - diluted (4)	34,666	34,749	34,703	34,740
Funds From Operations per common share/unit - basic (4)	$1.00	$0.81	$2.66	$2.34
Funds From Operations per common share/unit - diluted (4)	$1.00	$0.81	$2.64	$2.33
Common shares outstanding at end of period			33,087	32,707
Common partnership units outstanding at end of period			1,754	2,248

Total common shares and units outstanding at end of period			34,841	34,955

			September 30, 2008	September 30, 2007
Stabilized portfolio occupancy rates:
Office			89.5%	93.4%
Industrial			93.4%	91.0%

Weighted average total			90.7%	92.6%
Los Angeles			91.7%	96.3%
Orange County			91.7%	91.1%
San Diego			89.0%	91.4%
Other			94.2%	93.2%

Weighted average total			90.7%	92.6%
Total square feet of stabilized properties owned at end of period:
Office			8,343	8,620
Industrial			3,876	3,870

Total			12,219	12,490

(1)	Net income after minority interests.

(2)	Reconciliation of net income to funds from operations and management statement on funds from operations are included after the Consolidated Statements of Operations.

(3)	Reported amounts are attributable to common stockholders and common unitholders.

(4)	Calculated based on weighted average shares outstanding assuming conversion of all common limited partnership units outstanding.

KILROY REALTY CORPORATION CONSOLIDATED BALANCE SHEETS

(in thousands)

	September 30, 2008	December 31, 2007
	(unaudited)
ASSETS
REAL ESTATE ASSETS:
Land and improvements	$334,634	$324,779
Buildings and improvements	1,861,769	1,719,700
Undeveloped land and construction in progress	257,135	324,077

Total real estate held for investment	2,453,538	2,368,556
Accumulated depreciation and amortization	(514,712)	(463,932)

Total real estate assets, net	1,938,826	1,904,624
Cash and cash equivalents	10,055	11,732
Restricted cash	1,503	546
Marketable securities	2,243	707
Current receivables, net	4,658	4,891
Deferred rent receivables, net	64,444	67,283
Notes receivable	10,870	10,970
Deferred leasing costs and acquisition related intangibles, net	54,044	54,418
Deferred financing costs, net	6,731	8,492
Prepaid expenses and other assets, net	6,124	5,057

TOTAL ASSETS	$2,099,498	$2,068,720

LIABILITIES & STOCKHOLDERS’ EQUITY
LIABILITIES:
Secured debt	$317,878	$395,912
Exchangeable senior notes, net	456,780	456,090
Unsecured senior notes	144,000	144,000
Unsecured line of credit	237,000	111,000
Accounts payable, accrued expenses and other liabilities	58,938	58,249
Accrued distributions	21,422	20,610
Deferred revenue and acquisition-related liabilities	75,012	59,187
Rents received in advance and tenant security deposits	18,785	18,433

Total liabilities	1,329,815	1,263,481

MINORITY INTERESTS:
7.45% Series A Cumulative Redeemable Preferred units of the Operating Partnership	73,638	73,638
Common units of the Operating Partnership	29,125	38,309

Total minority interests	102,763	111,947

STOCKHOLDERS’ EQUITY:
7.80% Series E Cumulative Redeemable Preferred stock	38,425	38,425
7.50% Series F Cumulative Redeemable Preferred stock	83,157	83,157
Common stock	331	328
Additional paid-in capital	661,019	658,894
Distributions in excess of earnings	(116,012)	(87,512)

Total stockholders’ equity	666,920	693,292

TOTAL LIABILITIES & STOCKHOLDERS’ EQUITY	$2,099,498	$2,068,720

KILROY REALTY CORPORATION CONSOLIDATED STATEMENTS OF OPERATIONS

(unaudited, in thousands, except per share data)

	Three Months Ended September 30, 2008	Three Months Ended September 30, 2007	Nine Months Ended September 30, 2008	Nine Months Ended September 30, 2007
REVENUES:
Rental income	$64,546	$58,596	$188,337	$167,547
Tenant reimbursements	7,269	6,392	23,148	18,002
Other property income	5,285	129	6,046	3,182

Total revenues	77,100	65,117	217,531	188,731

EXPENSES:
Property expenses	12,824	11,481	36,185	32,051
Real estate taxes	5,827	5,182	16,149	14,402
Provision for bad debts	9	(111)	3,668	(310)
Ground leases	431	398	1,226	1,190
General and administrative expenses	9,627	8,719	28,050	27,227
Interest expense	9,727	9,009	28,888	26,737
Depreciation and amortization	20,661	18,334	62,063	52,556

Total expenses	59,106	53,012	176,229	153,853

OTHER INCOME (LOSS):
Interest and other investment income (loss)	(149)	305	192	1,295

Income from continuing operations before minority interests	17,845	12,410	41,494	36,173
Minority interests:
Distributions on Cumulative Redeemable Preferred units	(1,397)	(1,397)	(4,191)	(4,191)
Minority interest in earnings of Operating Partnership attributable to continuing operations	(870)	(557)	(1,882)	(1,601)

Total minority interests	(2,267)	(1,954)	(6,073)	(5,792)

Income from continuing operations	15,578	10,456	35,421	30,381
Discontinued operations:
Revenues from discontinued operations	—	2,804	199	7,897
Expenses from discontinued operations	—	(1,763)	—	(4,873)
Net gain on dispositions of discontinued operations	—	—	234	13,474
Minority interest in earnings of Operating Partnership attributable to discontinued operations	—	(67)	(27)	(1,072)

Total income from discontinued operations	—	974	406	15,426

Net income	15,578	11,430	35,827	45,807
Preferred dividends	(2,402)	(2,402)	(7,206)	(7,206)

Net income available for common stockholders	$13,176	$9,028	$28,621	$38,601

Weighted average shares outstanding - basic	32,339	32,373	32,382	32,364
Weighted average shares outstanding - diluted	32,535	32,502	32,533	32,491
Net income per common share - basic	$0.41	$0.28	$0.88	$1.19

Net income per common share - diluted	$0.40	$0.28	$0.88	$1.19

KILROY REALTY CORPORATION FUNDS FROM OPERATIONS

(unaudited, in thousands, except per share data)

	Three Months Ended September 30, 2008	Three Months Ended September 30, 2007	Nine Months Ended September 30, 2008	Nine Months Ended September 30, 2007
Net income available for common stockholders	$13,176	$9,028	$28,621	$38,601
Adjustments:
Minority interest in earnings of Operating Partnership	870	624	1,909	2,673
Depreciation and amortization of real estate assets	20,464	18,560	61,474	53,111
Net gain on dispositions of discontinued operations	—	—	(234)	(13,474)

Funds From Operations (1), (2)	$34,510	$28,212	$91,770	$80,911

Weighted average common shares/units outstanding - basic	34,470	34,621	34,552	34,614
Weighted average common shares/units outstanding - diluted	34,666	34,749	34,703	34,740
Funds From Operations per common share/unit - basic	$1.00	$0.81	$2.66	$2.34

Funds From Operations per common share/unit - diluted	$1.00	$0.81	$2.64	$2.33

(1)	The company calculates FFO in accordance with the White Paper on FFO approved by the Board of Governors of NAREIT. The White Paper defines FFO as net income or loss calculated in accordance with GAAP, excluding extraordinary items, as defined by GAAP, and gains and losses from sales of depreciable operating property, plus real estate-related depreciation and amortization (excluding amortization of deferred financing costs and depreciation of non-real estate assets), and after adjustment for unconsolidated partnerships and joint ventures.

Management believes that FFO is a useful supplemental measure of the company’s operating performance. The exclusion from FFO of gains and losses from the sale of operating real estate assets allows investors and analysts to readily identify the operating results of the assets that form the core of our activity and assists in comparing those operating results between periods. Also, because FFO is generally recognized as the industry standard for reporting the operations of REITs, it facilitates comparisons of operating performance to other REITs. However, other REITs may use different methodologies to calculate FFO, and accordingly, the company’s FFO may not be comparable to all other REITs.

Implicit in historical cost accounting for real estate assets in accordance with GAAP is the assumption that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen or fallen with market conditions, many industry investors and analysts have considered presentations of operating results for real estate companies using historical cost accounting to be insufficient by themselves. Because FFO excludes depreciation and amortization of real estate assets, management believes that FFO along with the required GAAP presentations provides a more complete measurement of the company’s performance relative to its competitors and a more appropriate basis on which to make decisions involving operating, financing and investing activities than the required GAAP presentations alone would provide.

However, FFO should not be viewed as an alternative measure of the company’s operating performance since it does not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs necessary to maintain the operating performance of the company’s properties, which are significant economic costs and could materially impact the company’s results from operations.

(2)	Reported amounts are attributable to common stockholders and common unitholders.